UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   November 13, 2012

PC Connection, Inc.
(Exact name of registrant as specified in charter)
Delaware	0-23827	02-0513618
(State or other juris- diction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rt. 101A, 730 Milford Road Merrimack, NH	03054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (603) 683-2000

N/A
(Former name or former address, if changed since last report)

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

          On November 13, 2012, PC Connection, Inc. announced that its Board of Directors declared a special cash dividend of $0.38 per share. The dividend is payable on December 14, 2012 to shareholders of record at the close of business on November 28, 2012.   The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

          The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

The following exhibit relating to Item 8.01shall be deemed to be furnished, and not filed:

99.1 Press Release issued by PC Connection, Inc. on November 13, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 13, 2012	PC CONNECTION, INC.

		By:	/s/ Joseph Driscoll
Joseph Driscoll
Executive Vice President, Treasurer, and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by PC Connection, Inc. on November 13, 2012.